UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 16, 2006

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

TARGET CREDIT CARD OWNER TRUST 2005-1

(Issuing Entity for the Notes)

Minnesota
(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation
1000 Nicollet Mall
31st Floor, Suite 3136
Minneapolis, Minnesota 55403
(612) 696-3102
(Address, including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificate for the Monthly Period ended January 28, 2006, the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended January 28, 2006 and the Monthly Administrator’s Statement for the Monthly Period ended January 28, 2006, with respect to the Floating Rate Class A Asset Backed Notes, Series 2005-1, and the Subordinated Interests, Series 2005-1, issued by the Target Credit Card Owner Trust (the “Trust”), were delivered to the Trustee on February 16, 2006.

The above described Monthly Servicer’s Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.2 to this Report.  The above described Monthly Administrator’s Statement is filed as Exhibit 20.3 to this Report.

Item 9.01:  Financial Statements and Exhibits

(c)                                  Exhibits

20.1                                                                           Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended January 28, 2006.

20.2                                                                         Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended January 28, 2006.

20.3                                                                         Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended January 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 16, 2006

TARGET RECEIVABLES CORPORATION

By:	/s/ Terrence J. Scully

Name:	Terrence J. Scully
Title:	Vice President

EXHIBIT INDEX

Exhibit

Description
Method of
Filing

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended January 28, 2006.	Filed Electronically

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended January 28, 2006.	Filed Electronically

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended January 28, 2006.	Filed Electronically